SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Fixed Income Opportunities Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Roger Douglas, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Effective August 1, 2017, the following information replaces the existing disclosure relating to the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
■	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
■	Investment industry experience began in 1993.
■	BA in Economics, University of Chicago; MBA, University of Chicago.
Roger Douglas, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
■	Joined Deutsche Bank in 1997. Initially working in the Global Markets division he lead the Pension and Insurance Risk Markets team in Europe, providing solutions for pension funds and insurance companies, executing several landmark transactions involving the transfer of longevity and other actuarial risks.
■	Prior to that, he was a senior rates and fixed income trader and played a leadership role in the development of Deutsche Bank’s Fixed Income ETF platform.
■	Master's degree in Engineering (MEng), Cambridge University.
Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2000. Prior to his current role, Kevin served as a rates and credit portfolio manager in London from 2009 to 2016.
■	Fixed Income Portfolio Manager: New York.
■	BA in International Relations (Concentration in Security Studies, Minor in Business), Boston University.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.
■	Portfolio Manager / Structured Finance Sector Head: New York
■	BS in Computer Science, Rutgers College.

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-890